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                                                                    EXHIBIT 10.5


                      FORM OF EMPLOYMENT AND CONSULTING AGREEMENT


     This EMPLOYMENT AND CONSULTING AGREEMENT (this "Agreement") is made and entered into as of this 22nd day of November, 1997, by and among U.S. Timberlands Services Company, L.L.C., a Delaware limited liability company (the "Company"), U.S. Timberlands Company, L.P., a Delaware limited partnership ("UST"), New Services (as defined below), a Delaware limited liability company, and John J. Stephens ("Stephens").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, a new limited partnership, UST, has been formed and a new limited liability company, to be re-named "U.S. Timberlands Service Company, L.L.C." ("New Services"), has been formed to serve as the general partner of UST and as the managing member of certain affiliated limited liability companies (together with any subsidiary entities, the "UST Group") and upon the initial public offering of the units representing limited partner interests in UST (the "IPO"), New Services will assume the obligations of the Company hereunder as more fully described in Section 12.2; and

     WHEREAS, Stephens brings over 25 years of responsible management experience in the timberlands and forest products business, and has developed valuable knowledge and contacts useful to the UST Group; and,

     WHEREAS, Stephens has played an important role in making and operating acquisitions on behalf of the UST Group including implementing new procedures and strategies for operations and marketing, and providing proprietary information for the purpose of developing the UST Group business; and,

     WHEREAS, the Company desires to employ Stephens as its President and Chief Executive Officer and, upon the occurrence of certain events, to engage Stephens as a consultant after Stephens' termination of employment, and Stephens desires to accept such employment and such contingent consulting agreement, on the terms and conditions set forth in this Agreement;

     WHEREAS, to induce Stephens to accept such employment, UST desires to guarantee the performance by the Company of its obligations hereunder,

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties agree as follows:

Section  1.  Employment.


     The Company hereby employs Stephens, and Stephens hereby accepts employment with the Company, on the terms and conditions set forth in this Agreement.

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Section  2.  Term.

     Subject to the provisions of Section 6, Stephens' employment by the Company under this Agreement shall be for a term (the "Employment Term") commencing on the date hereof and expiring on the earlier of December 31, 2002 or the date Stephens ceases to be an officer as provided in Section 3.1.

Section  3.  Stephens' Duties.

     3.1 Duties. Stephens shall hold the position of the Company's President and Chief Executive Officer. Subject to the control of the board of directors or other governing body of the Company (the "Board"), and any limitations set forth in the operating agreement of the Company attached hereto as Exhibit A, as amended from time to time in accordance with the terms thereof (the "Company Agreement"), and in the agreements of limited partnership of the partnerships and the operating agreements of the limited liability companies within the UST Group, Stephens shall, in general, supervise and control all the day-to-day business and affairs of the Company and the UST Group. Should Stephens desire at any time to nominate the Chief Operating Officer of the Company to assume the office of President, and should the Board approve such nomination, upon such promotion of the Chief Operating Officer, Stephens shall cease to be an officer or employee of the Company and shall assume the position and duties of a Vice Chairman of the Board, a non-officer position.

     3.2 Performance of Duties. Stephens shall perform Stephens' duties and responsibilities as President and Chief Executive Officer during the Company's normal business hours and at all other times reasonably necessary to comply with the terms and conditions of this Agreement. Stephens shall devote the time and attention required to the performance of Stephens' duties and responsibilities as President and Chief Executive Officer for and on behalf of the Company on the terms set forth in this Section 3.2. In addition, Stephens may from time to time serve as a consultant to and/or as a member of the board of directors of other entities, provided that the Board in good faith determines that such activities do not unreasonably interfere with the business of the Company and the UST Group and the performance of Stephens' duties hereunder. The parties acknowledge that Stephens currently serves as a board member or advisory member of various civic and charitable organizations and may continue to participate in these activities; provided, however, that such continued participation shall in no event be deemed a violation the limitations of the first two sentences of this Section 3.2 unless and until Stephens shall have been notified in writing thereof and afforded a reasonable opportunity to cure the violation.

     3.3 Principal Place of Employment. Stephens' principal place of employment and consulting shall be at Bandon, Oregon. The Company shall provide Stephens, at such location, for so long as the Company needs an office at such location, with a private office, secretarial services and such other facilities and support services as are appropriate to the position of President and Chief Executive Officer or a Vice Chairman of the Board, as the case may be, and necessary or appropriate in the performance of Stephens' duties as the President and Chief Executive Officer or a Vice Chairman; provided, that the Company shall be under no obligation to maintain an office at Bandon, Oregon for any period subsequent to December 31, 1998; further provided, the Company shall, in lieu of maintaining such an office, reimburse Stephens for his clerical, professional and other

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expenses reasonably incurred in prosecution of the Company's business, as other expenses are reimbursed at Section 4.4 below.

Section  4.  Compensation and Other Benefits.

     Stephens shall be entitled to receive from the Company the following compensation and benefits for the services to be rendered by Stephens hereunder:

     4.1  Salary and Bonuses.

     (a) During the Employment Term, the Company shall pay Stephens an annual base salary of $450,000, payable in equal installments during the year in accordance with the Company's customary practices for senior executives ("Base Salary"). The amount of Stephens' Base Salary may be increased from time to time by the Board, and, once increased, such higher amount shall become the Base Salary for all purposes of this Agreement and may not thereafter be reduced. The Company shall also pay to Stephens, to the extent earned, an annual cash bonus, not to exceed 100% of Base Salary, which shall be based on the performance of Stephens and the UST Group's business as determined annually by the Compensation Committee of the Board in its discretion. The Company shall have the right to deduct and withhold from Stephens' compensation all taxes and charges that are currently or that hereafter may be required by law to be so deducted and withheld.

     The Company shall establish a program whereby Stephens may, at his option, defer receipt of any or all of the Base Salary and bonuses otherwise payable to him under this Agreement. Any amounts so deferred shall be placed in a "rabbi" trust, with a bank or other financial institution reasonably satisfactory to Stephens, as trustee, providing the maximum security to Stephens without causing the constructive receipt of income for federal income tax purposes and distributed, together with interest or other earnings thereon, according to a payment schedule to be designated by Stephens.

     (b) Notwithstanding the foregoing however, if Stephens ceases to be an officer as provided in Section 3.1, Stephens shall thereafter, except as provided below for consultant services, be entitled only to receive such meeting fees and other benefits, if any, as the Company provides to the members of the Board who are not also employees of the Company; provided that Stephens shall continue to retain his current ownership of (a) all subordinated units representing limited partner interests in UST issued to him at the closing of the IPO, (b) his 10% member interest in New Services, subject to the provisions of the Company Agreement, and (c) the Unit Options awarded to him under the U.S. Timberlands Company 1997 Long-Term Incentive Plan (the "LTIP"), subject to the terms of the LTIP. Stephens agrees to make himself available to the Company to provide, upon reasonable request, consulting services of the nature Stephens is qualified to perform by reason of Stephens' background, knowledge and experience. As consideration for being available to provide such consulting services, Stephens shall be entitled to receive an annual retainer of $25,000, payable in equal quarterly installments of $6,250 on each January 2, April 1, July 1 and October 1. Upon the presentation of invoices, in a form reasonably satisfactory to the Company, from Stephens for such consulting services, the Company shall also pay Stephens at the rate of $200 per hour for the consulting services rendered, up to a maximum of $1,600 for any one day, and shall reimburse Stephens for all reasonable expenses incurred by Stephens in performing such consulting services.

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The consulting agreement described herein shall terminate at the effective date of the Stephens' removal, resignation or retirement from the Board or upon his Death or becoming Disabled (the "Consulting Term"). During the term of such consultancy, Stephens agrees to present to the Board for consideration proposed acquisitions that meet the Board's criteria prior to presenting such proposed acquisitions to any other person. The Board will have a 30-day period in which to exercise its right of first refusal and an additional 120 days thereafter either to consummate the acquisition or enter into a binding agreement with respect thereto.

     4.2 Long Term Incentive Plan. During the Employment Term and Consulting Term, Stephens shall be entitled to participate in the LTIP on the terms and conditions set forth therein. Concurrently with the IPO, Stephens will be granted Unit Options (as defined in the LTIP) pursuant to the LTIP in an amount equal to 12.5% of the number of Unit Options initially available to be granted under the LTIP and substantially in the form of the grant agreement attached hereto as Attachment A.

     4.3 Participation in Benefit Plans. During the Employment Term, Stephens shall be eligible to participate in all employee benefit plans and arrangements now in effect or which may hereafter be established that are generally applicable to other senior executives of the Company, including, without limitation, all life, group insurance, and medical and dental care plans and all disability, retirement, 401(k) and other employee benefit plans of the Company, as long as any such plan or arrangement remains generally applicable to other senior executives of the Company. Stephens shall also be entitled to the same vacation benefits as are generally available to senior executives of the Company, provided in any case that Stephens shall have a minimum of four weeks' vacation per year.

     4.4 Reimbursement of Expenses. The Company shall reimburse Stephens for reasonable expenses incurred by Stephens in the performance of Stephens' duties hereunder (including as set forth in the second proviso to Section 3.3) in accordance with the policy of the Company for reimbursement of expenses as adopted by the Board from time to time and generally applicable to all senior executives of the Company. Stephens shall furnish the Company with the supporting documentation required under the Company's policy in connection with the reimbursement of such expenses.

Section  5.  Membership on the Board.

     Stephens shall be entitled to membership on the Board in accordance with the terms of the Company Agreement as in effect on the date the Company Agreement is first executed.

Section  6.  Termination.

     6.1 Termination by the Company Without Cause. The Company may terminate Stephens' employment as President and Chief Executive Officer other than for Cause or Stephens becoming Disabled (as such terms are defined below) at any time during the Employment Term if the Board determines, in its sole discretion, that the continued employment of Stephens is not in the continued interests of the Company. In the event the Company terminates Stephens' employment pursuant to this Section 6.1, then Stephens shall be paid on termination, (i) any unpaid Base Salary earned

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hereunder prior to the termination date, (ii) all unused vacation time accrued by Stephens as of the termination date in accordance with the Company's vacation policy for senior executives, (iii) all unpaid amounts of compensation in which Stephens is vested as of the termination date under any and all incentive compensation plans or programs of the Company, (iv) any expenses in respect of which Stephens has requested, and is entitled to, reimbursement in accordance with Section 4.4, (v) a prorated bonus for the year of such termination calculated based on the bonus being equal to 100% of Base Salary, and (vi) an amount equal to the amount of Base Salary that Stephens would receive if Stephens' employment had continued without change through the remainder of the Term or for 12 months, whichever is less, (items (i) through (iv) above being the "Earned Amounts").

     6.2 Termination by the Company for Cause. The Company may terminate this Agreement at any time, in the discretion of the Board, in the event of (i) any conviction of Stephens for a felony, (ii) any material breach by Stephens of a material written agreement between Stephens and the Company or the UST Group, including this Agreement, (iii) any breach caused by Stephens of the Company Agreement, the limited partnership agreement of any member of the UST Group, or the charter or bylaws of any corporation within the UST Group, provided that Stephens had prior written notice of such agreement or other document and any amendment thereto (including a copy of the full text thereof) and provided further that such breach has a material adverse effect on the Company, (iv) any willful conduct by Stephens materially injurious to the Company or the UST Group or their respective businesses, (v) any willful failure by Stephens to comply with any material policies, procedures, or directives of the Board, provided that, Stephens shall first be given notice from the Board of such failure and such failure shall not have been cured within 10 days after such notice or, if such failure is not capable of being cured within 10 days, Stephens shall not have commenced and be diligently pursuing in good faith efforts to cure such default, or (vi) any fraud, misappropriation of funds, embezzlement, or other similar acts of misconduct by Stephens with respect to the Company or the UST Group. In the event the Company terminates Stephens' employment pursuant to this Section 6.2 for Cause, then Stephens shall be paid on termination the Earned Amounts. For purposes of this Agreement, no act or failure to act on Stephens' part shall be deemed "willful" unless done, or omitted to be done, in bad faith or without the reasonable belief that the act or failure to act was in the best interests of the Company or the UST Group. Any act or failure to act on the basis of authority given by resolution duly adopted by the Board or on the basis of advice given by legal counsel for the Company shall be conclusively presumed to have been done, or omitted to be done, in good faith and in the best interests of the Company or the UST Group. No termination of Stephens' employment shall be for Cause unless such termination shall have been authorized in advance by a resolution adopted by the Board and delivered to Stephens, following a meeting of the Board at which Stephens (together with his counsel) shall have been afforded a reasonable opportunity to refute the purported grounds for termination for Cause.

     6.3 Termination Upon Death or Disability of Stephens. This Agreement shall terminate upon the death of Stephens, or upon Stephens becoming Disabled (as defined below). In the event of a termination of this Agreement pursuant to this
Section 6.3, Stephens (or Stephens' estate, if applicable) shall be paid on termination the Earned Amounts. For purposes of this Agreement, "Disabled" shall mean that Stephens shall have qualified for and be receiving benefits under the Company's long-term disability insurance plan or, if there is no such plan, that Stephens shall have qualified for and be receiving disability benefits under the federal Social Security Act.

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     6.4  Voluntary Resignation for Good Reason. Stephens may resign Stephens'
employment as President and Chief Executive Officer of the Company at any time and, if such resignation is for "Good Reason", Stephens shall be entitled to the same payments and benefits that Stephens would receive under Section 6.1 if Stephens' employment were being terminated by the Company other than for Cause or Stephens becoming Disabled. "Good Reason" shall mean any one or more of the following: (i) failure of UST to complete its IPO on or before March 31, 1998;
(ii) failure of the Company to appoint or re-appoint Stephens to the office of President and Chief Executive Officer (excluding in the circumstances described in Section 3.1); (iii) failure of the Company's members to elect or re-elect Stephens to the Board; (iv) failure of the Company, by act, omission, amendment to the instruments governing its organization and operation or otherwise, to vest in Stephens the position, duties and responsibilities contemplated by this Agreement; (v) failure by the Company to pay when due any portion of the compensation payable to Stephens hereunder; (vi) any material breach by the Company of any material provision of this Agreement; (vii) on or following a Change of Control (as such term is defined in the Company's LTIP, as the same may be amended from time to time), either Stephens is assigned any duties or responsibilities materially inconsistent with, or diminished from, Stephens' duties and responsibilities with the Company and the UST Group immediately prior to the Change of Control, or, Stephens' status, duties, responsibilities, titles or offices with the Company and the UST Group are materially diminished from those in effect immediately prior to the Change of Control, as determined in the good faith opinion of Stephens; or (viii) Stephens, on the basis of a certificate of a medical doctor mutually acceptable to the Company and Stephens, becomes unable to properly discharge his duties and responsibilities as President and Chief Executive Officer of the Company due to the substantial deterioration of his physical or mental health and gives the Company 30 days prior written notice of his resignation; provided, however, Good Reason shall exist with respect to a matter described in (ii) through (vii) above that is capable of being corrected by the Company only if such matter is not corrected by the Company within a 30-day period following its receipt of written notice of such matter from Stephens, and in no event shall a termination by Stephens occurring more than 60 days following any such written notice or the event described in (i) above be for Good Reason.

Section  7.   Covenant Not to Compete; Confidentiality.

     7.1 Noncompetition. Unless granted written permission by the Board and subject to any further restrictions contained in the agreements of limited partnership within the UST Group, while employed by the Company or a member of the Board and for a period of 12 months after the termination of such employment or membership on the Board, Stephens covenants that Stephens shall not (i) own (as a proprietor, partner, or stockholder of greater than one percent of outstanding equity securities, interests or otherwise) an interest in, or (ii) participate (as an officer, director, or in any other capacity) in the management, operation, or control of, or (iii) perform services as or act in the capacity of any employee, independent contractor, consultant, or agent of any enterprise which engages in one or more of the following activities in a state in which the Company or the UST Group is then conducting business and in which the Company or the UST Group commenced conducting business prior to the commencement of such activities therein by Stephens:

          (a) acquisition, exchange, operation or sale of timber-producing real property or rights to harvest timber, a principal purpose of which is producing logs or other forest products;

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          (b) harvesting of timber other than harvesting which is incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (c) sale, exchange or purchase of logs other than sales, exchanges or purchases which are incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (d) manufacture, marketing or sale of manufactured, engineered, or substitute wood products to the extent such products compete with products produced by the Company or any member of the UST Group; or

          (e) any and all other activities relating to the United States forest products industry to the extent such activities compete with activities of the Company or any member of the UST Group.

The non-competition restrictions set forth in this Section 7.1 shall not apply in the event of a termination of this Agreement pursuant to Section 6.1 or 6.4, nor, in the event of Stephens' termination due to Stephens becoming Disabled in accordance with Section 6.3, shall they apply following Stephens ceasing to be Disabled unless the Company offers to re-employ Stephens on terms and conditions at least as favorable as those set forth in this Agreement.

     7.2 Confidentiality. Stephens acknowledges that in the course of Stephens' employment by the Company, including as a member of the Board following employment, if applicable, Stephens will be furnished and have access to certain information concerning the business, financial condition, operations, assets and liabilities of the Company and the UST Group that is confidential or proprietary in nature. All such information (irrespective of the form of communication) is hereinafter collectively referred to as the "Information." Until the later to occur of (i) the date of termination of Stephens' employment hereunder or (ii) the date of Stephens' resignation or removal from the Board, and for a period of 12 months thereafter, Stephens agrees to keep the Information confidential and agrees that Stephens will use the Information solely for the purpose of performing Stephens' duties hereunder or as a member of the Board or as otherwise authorized by the Company. This Agreement shall be inoperative as to such portions of the Information which (a) are or become generally available to the public other than as a result of a disclosure by Stephens in violation of this Agreement, (b) become available to Stephens on a non-confidential basis from a source other than the Company or the UST Group that is not bound by an obligation of confidentiality to such entity or entities, or (c) are required to be disclosed by an order or decree of a court or other tribunal of competent jurisdiction, provided the Company is given prompt notice of, and the opportunity to contest disclosure under, such order or decree. Upon termination of this Agreement, Stephens will return the Information furnished by the Company or the UST Group and any documents that contain, reflect, or are based upon, in whole or in part, the Information.


     7.3 Equitable Relief. Stephens acknowledges and agrees that it would be difficult to measure damage to the Company or the UST Group from any breach by Stephens of Section 7.1 or 7.2 and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Stephens agrees that if Stephens shall breach Section 7.1 or 7.2, the Company shall be entitled, in

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addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders or equitable relief to restrain any such breach, without showing or proving any actual damage sustained by the Company or the UST Group. Stephens further agrees to waive any requirement for the securing or posting of any bond in connection with such remedies.

     7.4 Stephens' Acknowledgment. Stephens hereby expressly acknowledges and agrees that (i) the restrictions and obligations set forth in and imposed by this Section 7 will not prevent Stephens from obtaining gainful employment in Stephens' field of expertise or cause Stephens undue hardship, and (ii) in view and consideration of the substantial benefits Stephens will receive from the Company pursuant to this Agreement and the Company Agreement, the restrictions and obligations imposed on Stephens under this Section 7 are reasonable and necessary to protect the legitimate business interests of the Company and its members and the UST Group.

Section  8.    Indemnification.

     (a) During the Employment Term and thereafter if the Stephens is a member of the Board and for a period of six years thereafter, the Company shall cause Stephens to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to Stephens pursuant to this Section 8 shall be of a scope and on terms and conditions at least as favorable as the coverage (if any) provided to any other officer or director of the Company.

     (b) To the maximum extent permitted under applicable law, during the Employment Term and thereafter if the Stephens is a member of the Board and for a period of six years thereafter, the Company shall indemnify Stephens against and hold Stephens harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company.

Section  9.    Representations and Warranties.

     9.1 By Stephens. Stephens represents and warrants to the Company that (i) Stephens is under no contractual or other restriction or obligation which would prevent the performance of Stephens' duties hereunder or interfere with the rights of the Company hereunder and (ii) this Agreement has been duly executed and delivered by Stephens, is the legal, valid and binding obligation of Stephens, and is enforceable against Stephens in accordance with its terms, except that no representation or warranty is made with respect to the provisions of Section 7.

     9.2  By the Company. The Company represents and warrants to Stephens that
(i) it has all requisite limited liability company power and authority to execute, deliver and perform this Agreement, (ii) all necessary proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

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Section  10.   Life Insurance.

     If requested by the Company, Stephens shall submit to such physical examinations by a physician and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company to obtain life insurance on the life of Stephens for the benefit of the Company, but in no event shall Stephens' failure to qualify for such coverage, as a result of the outcome of the medical examination or otherwise, be grounds for a termination of Stephens' employment.

Section  11.   Notices.

     Any notice given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the date (i) the notice is personally delivered to the party to be notified, (ii) that is three days after the notice is mailed, postage prepaid, certified with return receipt requested, addressed as follows, or at such other address as a party may from time to time designate by notice to the other party, (iii) the notice is delivered at the party's address via courier service, or (iv) the notice is received by fax or telecopier:

To the Company:     U.S. Timberlands Services Company, L.L.C.
                    625 Madison Avenue - Suite 10-B
                    New York, New York 10022
                    Attn:     John M. Rudey
                    Facsimile No: (212) 758-4009

     To Stephens:   John J. Stephens
                    Route 2, Box 2244
                    Bandon, OR 97411

Section  12.   General Provisions.

     12.1 Remedies on Default. In the event either party breaches this Agreement, the other party shall be entitled to pursue all remedies available at law or in equity. Except as otherwise provided herein, in the event this Agreement is breached by either party, the non-breaching party shall not terminate this Agreement without notice and a reasonable opportunity to cure such breach.

     12.2 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, by merger or otherwise. The parties understand and hereby acknowledge that upon the consummation of the IPO and related transactions, the obligations of the Company under this Agreement shall be assumed by New Services. The Company will require any successor, other than New Services, which is already a party to this Agreement, by agreement in form and substance reasonably acceptable to Stephens, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and following such assumption all references to the Company herein shall be deemed to mean such successor, including New Services. Except as provided in the preceding sentence, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit,

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or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors, and permitted assigns.

     12.3 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. No attempted or purported waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the party to be bound.

     12.4 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties.

     12.5 Severability. The agreements and covenants contained in this Agreement are severable, and in the event any of the agreements and covenants contained in this Agreement should be held to be invalid by any court or tribunal of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements and covenants were not contained herein; provided, however, that if in any legal proceeding a court shall hold unenforceable the covenants contained in Section 7 by reason of their extent or duration or otherwise, any such covenant shall be reduced in scope to the extent required by law and enforced in its reduced form.

     12.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the employment of Stephens by the Company and supersedes all prior and contemporaneous agreements (oral or written) between them with respect to such subject matter.

     12.7 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute or breach in connection with any of the provisions of this Agreement, if Stephens is the successful or prevailing party, Stephens shall be entitled to recover from the Company reasonable attorneys' fees and other costs incurred by Stephens in connection with that action or proceeding, and in any petition for appeal or review therefrom, in addition to any other relief to which Stephens may be entitled.

     12.8 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

     12.10 Survival. In the event of termination of this Agreement by either party, this Agreement shall become void and there shall be no liability on the part of Stephens or the Company except to the extent such termination results from the breach by a party hereto of its obligations hereunder (in which case
Section 12.1 shall apply); provided that Sections 6.1, 6.2, 6.3, 6.4, 7, 8, 11,
12.7 and 12.11 shall survive the termination of this Agreement.

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     12.11  UST Guaranty.  UST hereby irrevocably and unconditionally guarantees to Stephens the payment of all amounts and the performance of all other obligations due from the Company in accordance with the terms of this Agreement as and when due without requirement of presentment, demand of payment, protest or notice of dishonor or nonpayment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     The Company:        U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.,
                         a Delaware limited liability company


                         By:
                              ----------------------------------------
                              Name:
                              Title:

     UST:                U.S. TIMBERLANDS COMPANY, L.P.
                         a Delaware limited partnership

                         By:  New Services, L.L.C., as general partner


                         By:
                              -----------------------------------------
                              Name:
                              Title:

     New Services:       NEW SERVICES, L.L.C.
                         a Delaware limited liability company


                         By:
                              ------------------------------------------
                              Name:
                              Title:

     Stephens:
                              -------------------------------------------
                              John J. Stephens

                                                                    EXHIBIT 10.5


                              FORM OF EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the 9th day of July, 1997, by and among U.S. Timberlands Services Company, L.L.C., a Delaware limited liability company (the "Company"), U.S. Timberlands Company, L.P., a Delaware limited partnership ("UST"), New Services (as defined below), a Delaware limited liability company, and Edward J. Kobacker ("Executive").

Recitals:
--------

     A. The Company desires to employ Executive as its Executive Vice President and Chief Operating Officer, and Executive desires to accept such employment, on the terms and conditions set forth in this Agreement.

     B. A new limited partnership, UST, has been formed and a new limited liability company, to be re-named "U.S. Timberlands Service Company, L.L.C." ("New Services"), has been formed to serve as the general partner of UST and as the managing member of certain affiliated limited liability companies (together with any subsidiary entities, the "UST Group") and upon the initial public offering of the units representing limited partner interests in UST (the "IPO"), New Services will assume the obligations of the Company hereunder as more fully described in Section 12.2.

     C. To induce Executive to accept such employment, UST desires to guarantee the performance by the Company of its obligations hereunder.

Agreements:
----------

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties agree as follows:

Section 1.  Employment.

     The Company hereby employs Executive, and Executive hereby accepts employment with the Company, on the terms and conditions set forth in this Agreement.

Section 2.  Term.

     Subject to the provisions of Section 6, Executive's employment by the Company under this Agreement shall be for a term (the "Term") commencing on the date hereof and expiring on December 31, 2002.

Section 3.  Executive's Duties.

     3.1 Duties. Executive shall hold the position of the Company's Executive Vice President and Chief Operating Officer. Subject to the control of the board of directors or other governing body of the Company (the "Board") and the Chief Executive Officer, and any limitations set forth in the operating agreement of the Company (the "Company Agreement") and in the agreements of limited partnership of the partnerships within the UST Group, Executive shall, in general, assist the Chief Executive Officer of the Company in the supervision and control of all the day-to-day business and affairs of the Company and the UST Group.

     3.2 Performance of Duties. Executive shall perform Executive's duties and responsibilities during the Company's normal business hours and at all other times reasonably necessary to comply with the terms and conditions of this Agreement. Executive shall devote the time and attention required to the performance of Executive's duties and responsibilities for and on behalf of the Company on the terms set forth in this Section 3.2. In addition, Executive may from time to time serve as a consultant to and/or as a member of the board of directors of other entities, provided that the Board in good faith determines that such activities do not unreasonably interfere with the business of the Company and the UST Group and the performance of Executive's duties hereunder. The parties acknowledge that Executive currently serves as a board member or advisory member of various civic and charitable organizations and may continue to participate in these activities, subject to the limitations set forth in the first two sentences of this Section 3.2; provided, however, that such continued participation shall in no event be deemed a violation of the limitations of the first two sentences of this Section 3.2 unless and until Executive shall have been notified in writing thereof and afforded a reasonable opportunity to cure the violation.

     3.3 Principal Place of Employment. Executive's principal place of employment shall be at the location of the Company's executive offices on the date of this Agreement or at any other location which the Company establishes as its executive offices. The Company shall provide Executive, at his principal place of employment, with a private office, secretarial services and such other facilities and support services as are appropriate to the positions of Executive Vice President and Chief Operating Officer and necessary or appropriate in the performance of Executive's assigned duties.

Section 4.  Compensation and Other Benefits.

     Executive shall be entitled to receive from the Company the following compensation and benefits for the services to be rendered by Executive hereunder:

     4.1 Salary and Bonuses. During the Term, the Company shall pay Executive an annual base salary of $300,000, payable in equal installments during the year in accordance with the Company's customary practices for senior executives ("Base Salary"). The amount of Executive's Base Salary may be increased from time to time by the Board, and, once increased, such higher amount shall become the Base Salary for all purposes of this Agreement and may not thereafter be reduced. The Company shall also pay to Executive, to the extent earned, an annual cash bonus, not to exceed 100% of Base Salary, which shall be based on the performance of Executive and the UST

Group's business as determined annually by the Compensation Committee of the Board in its discretion. The Company shall have the right to deduct and withhold from Executive's compensation all taxes and charges that are currently or that hereafter may be required by law to be so deducted and withheld. The Company shall establish a program whereby Executive may, at his option, defer receipt of any or all of the Base Salary and bonuses otherwise payable to him under this Agreement. Any amounts so deferred shall be placed in a "rabbi" trust, with a bank or other financial institution reasonably satisfactory to Executive as trustee providing the maximum security to Executive without causing the constructive receipt of income for federal income tax purposes (the "Deferred Compensation Trust") and distributed, together with interest or other earnings thereon, according to a payment schedule to be designated by Executive.

     4.2 Long Term Incentive Plan. Executive shall be entitled to participate in the Long Term Incentive Plan ("LTIP") adopted by the Company on the terms and conditions set forth therein. Concurrently with the IPO, Executive will be granted Phantom Units (as defined in the LTIP) pursuant to the LTIP in an amount equal to 12.5% of the number of Phantom Units initially available to be granted under the LTIP and substantially in the form of the grant agreement attached hereto as Attachment A.

     4.3 Interest in the Company. Upon or as soon as reasonably practicable following the IPO, Executive shall receive as a sign-on bonus an Interest (as defined in the Company Agreement) in the Company which is equal to 5% of all of the Interests to be initially issued. Executive shall be a Class B Member and his Interest shall be subject to all of the terms of the Company Agreement that are applicable to Class B Members (as defined therein), including, without limitation, Section 8.4(b) thereof, which provides for the pro rata reallocation to the then Class B Members of the Interests of Class B and Class C Members that are acquired by the Company upon the occurrence of the events described in
Section 8.4(a) thereof.

     4.4 IP Stock Option Payment. The Company acknowledges that Executive's acceptance of employment under this Agreement has caused Executive to forfeit his right to exercise certain in-the-money stock options granted to him by a prior employer. In consideration thereof, the Company shall contribute to the Deferred Compensation Trust $450,000 in three equal installments of $150,000 on January 1, 1998, January 1, 1999 and January 1, 2000.

     4.5 Participation in Benefit Plans. During the Term, Executive shall be eligible to participate in all employee benefit plans and arrangements now in effect or which may hereafter be established that are generally applicable to other senior executives of the Company, including, without limitation, all life, group insurance, and medical and dental care plans and all disability, retirement, 401(k) and other employee benefit plans of the Company, as long as any such plan or arrangement remains generally applicable to other senior executives of the Company. Executive shall also be entitled to the same vacation benefits as are generally available to senior executives of the Company, provided in any case that Executive shall have a minimum of four weeks' vacation per year.

     4.6 Reimbursement of Expenses. The Company shall reimburse Executive for reasonable expenses incurred by Executive in the performance of Executive's duties hereunder in accordance with the policy of the Company for reimbursement of expenses as adopted by the Board from time to time and generally applicable to all senior executives of the Company. Executive shall furnish the Company with the supporting documentation required under the Company's policy in connection with the reimbursement of such expenses. The Company shall directly pay all reasonable and ordinary costs of Executive moving his principal residence from Dallas, Texas to the New York City metropolitan area. In the event that the Company requires Executive to be based at a principal place of employment outside of the New York City metropolitan area, the Company shall directly pay all reasonable and ordinary costs of Executive moving his principal residence to such principal place of employment.

Section 5.  Membership on the Board.

     Executive shall be entitled to membership on the Board in accordance with the terms of the Company Agreement as in effect on the date the Company Agreement is first executed.

Section 6.  Termination.

     6.1 Termination by the Company Without Cause. The Company may terminate Executive's employment other than for Cause or Executive becoming Disabled (as such terms are defined below) at any time during the Term if the Board determines, in its sole discretion, that the continued employment of Executive is not in the continued interests of the Company. In the event the Company terminates Executive's employment pursuant to this Section 6.1, then Executive shall be paid on termination (i) any unpaid Base Salary earned hereunder prior to the termination date, (ii) all unused vacation time accrued by Executive as of the termination date in accordance with the Company's vacation policy for senior executives, (iii) all unpaid amounts of compensation in which Executive is vested as of the termination date under any and all incentive compensation plans or programs of the Company, (iv) any expenses in respect of which Executive has requested, and is entitled to, reimbursement in accordance with
Section 4.6, (v) a prorated bonus for the year of such termination calculated based on the bonus being equal to 100% of Base Salary, and (vi) (A) if such termination occurs prior to July 1, 1999, an amount equal to the amount of Base Salary that Executive would receive if Executive's employment had continued without change for 24 months or (B) if such termination occurs on or after July 1, 1999, an amount equal to the amount of Base Salary that Executive would receive if Executive's employment had continued without change through the remainder of the Term or for 12 months, whichever is less (items (i) through (iv) above being the "Earned Amounts").

     6.2 Termination by the Company for Cause. The Company may terminate this Agreement at any time, in the discretion of the Board, in the event of (i) any conviction of Executive for a felony, (ii) any material breach by Executive of a material written agreement between Executive and the Company or the UST Group, including this Agreement, (iii) any breach caused by Executive of the Company Agreement, the limited partnership agreement of any member of the UST Group, or the charter or bylaws of any corporation within the UST Group, provided that Executive had prior written notice of such agreement or other document and any amendment thereto (including a copy of the full text thereof) and provided that such breach has a material adverse effect on the Company, (iv) any willful conduct by Executive materially injurious to the Company or the

UST Group or their respective businesses, (v) any willful failure by Executive to comply with any material policies, procedures, or directives of the Board, provided that, Executive shall first be given notice from the Board of such failure and such failure shall not have been cured within three days after such notice or, if such failure is not capable of being cured within three days, Executive shall not have commenced and be diligently pursuing in good faith efforts to cure such default, or (vi) any fraud, misappropriation of funds, embezzlement, or other similar acts of misconduct by Executive with respect to the Company or the UST Group. In the event the Company terminates Executive's employment pursuant to this Section 6.2 for Cause, then Executive shall be paid on termination the Earned Amounts. For purposes of this Agreement, no act or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, in bad faith or without the reasonable belief that the act or failure to act was in the best interests of the Company or the UST Group.
Any act or failure to act on the basis of authority given by resolution duly adopted by the Board or on the basis of advice given by legal counsel for the Company shall be conclusively presumed to have been done, or omitted to be done, in good faith and in the best interests of the Company or the UST Group. No termination of Executive's employment shall be for Cause unless such termination shall have been authorized in advance by a resolution adopted by the Board and delivered to Executive, following a meeting of the Board at which Executive (together with his counsel) shall have been afforded a reasonable opportunity to refute the purported grounds for termination for Cause.

     6.3 Termination Upon Death or Disability of Executive. This Agreement shall terminate upon the death of Executive, or upon Executive becoming Disabled (as defined below). In the event of a termination of this Agreement pursuant to this Section 6.3, Executive (or Executive's estate, if applicable) shall be paid on termination the Earned Amounts. For purposes of this Agreement, "Disabled" shall mean that Executive shall have qualified for and be receiving benefits under the Company's long-term disability insurance plan or, if there is no such plan, that Executive shall have qualified for and be receiving disability benefits under the federal Social Security Act.

     6.4 Voluntary Resignation for Good Reason. Executive may resign Executive's employment with the Company at any time and, if such resignation is for "Good Reason", Executive shall be entitled to the same payments and benefits that Executive would receive under Section 6.1 (i)-(v) and 6.1 (vi) (B) if Executive's employment were being terminated by the Company other than for Cause or Executive becoming Disabled. "Good Reason" shall mean any one or more of the following: (i) failure of UST to complete its IPO on or before March 31, 1998;
(ii) failure of the Company to appoint or re-appoint Executive to the offices of Executive Vice President and Chief Operating Officer or to more senior offices;
(iii) failure of the Company's members to elect or re-elect Executive to the Board; (iv) failure of the Company, by act, omission, amendment to the instruments governing its organization and operation or otherwise, to vest in Executive the position, duties and responsibilities contemplated by this Agreement; (v) failure by the Company to pay when due any portion of the compensation payable to Executive hereunder; (vi) any material breach by the Company of any material provision of this Agreement; (vii) if, prior to December 31, 2000, the Company relocates its principal executive offices more than 75 miles from the Borough of Manhattan in the City of New York and fails to provide Executive, within such 75-mile radius, with the items set forth in the second sentence of Section 3.3; or (viii) on or following a Change of Control (as such term is defined in the Company's LTIP as the same may be amended from time to time), either Executive is assigned any duties or responsibilities materially inconsistent with, or diminished from, Executive's duties and responsibilities with the Company and the UST Group immediately prior to the Change of Control, or, Executive's status, duties, responsibilities, titles or offices with the Company and the UST Group are materially diminished from those in effect immediately prior to the Change of Control, as determined in the good faith opinion of Executive; provided, however, Good Reason shall exist with respect to a matter described in
(ii) through (viii) above that is capable of being corrected by the Company only if such matter is not corrected by the Company within a reasonable period following its receipt of written notice of such matter from Executive, and in no event shall a termination by Executive occurring more than 60 days following any such written notice or the event described in (i) above be for Good Reason.

Section 7.  Covenant Not to Compete; Confidentiality.

     7.1 Noncompetition. Unless granted written permission by the Board and subject to any further restrictions contained in the agreements of limited partnership within the UST Group, while employed by the Company and for a period of 12 months after the termination of such employment, Executive covenants that Executive shall not (i) own (as a proprietor, partner, or stockholder of greater than one percent of outstanding equity securities, interests or otherwise) an interest in, or (ii) participate (as an officer, director, or in any other capacity) in the management, operation, or control of, or (iii) perform services as or act in the capacity of any employee, independent contractor, consultant, or agent of any enterprise which engages in one or more of the following activities in a state in which the Company or the UST Group is then conducting business and in which the Company or the UST Group commenced conducting business prior to the commencement of such activities therein by Executive:

          (a) acquisition, exchange, operation or sale of timber-producing real property or rights to harvest timber, a principal purpose of which is producing logs or other forest products;

          (b) harvesting of timber other than harvesting which is incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (c) sale, exchange or purchase of logs other than sales, exchanges or purchases which are incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (d) acquisition or sale of any facilities used to convert logs into lumber, plywood or other wood products;

          (e) conversion of logs into lumber, plywood or other wood products;

          (f) marketing and sale of lumber, plywood or other wood products;

          (g) import or export of logs, lumber, plywood or other wood products to or from the United States;

          (h) manufacture, marketing or sale of manufactured, engineered, or substitute wood products to the extent such products compete with products produced by the Company or any member of the UST Group; or

          (i) any and all other activities relating to the United States forest products industry to the extent such activities compete with activities of the Company or any member of the UST Group;

The noncompetition restrictions set forth in this Section 7.1 shall not apply in the event of a termination of this Agreement pursuant to Section 6.1 or 6.4 nor, in the event of Executive's termination due to Executive becoming Disabled in accordance with Section 6.3, shall they apply following Executive ceasing to be Disabled unless the Company offers to re-employ Executive on terms and conditions at least as favorable as those set forth in this Agreement.

     7.2 Confidentiality. Executive acknowledges that in the course of Executive's employment by the Company, including as a member of the Board following employment, if applicable, Executive will be furnished and have access to certain information concerning the business, financial condition, operations, assets and liabilities of the Company and the UST Group that is confidential or proprietary in nature. All such information (irrespective of the form of communication) is hereinafter collectively referred to as the "Information." Until the later to occur of (i) the date of termination of Executive's employment hereunder or (ii) the date of Executive's resignation or removal from the Board, and for a period of 18 months thereafter, Executive agrees to keep the Information confidential and agrees that Executive will use the Information solely for the purpose of performing Executive's duties hereunder or as a member of the Board or as otherwise authorized by the Company. This Agreement shall be inoperative as to such portions of the Information which (a) are or become generally available to the public other than as a result of a disclosure by Executive in violation of this Agreement, (b) become available to Executive on a non-confidential basis from a source other than the Company or the UST Group that is not bound by an obligation of confidentiality to such entity or entities, or (c) are required to be disclosed by an order or decree of a court or other tribunal of competent jurisdiction, provided the Company is given prompt notice of, and the opportunity to contest disclosure under, such order or decree. Upon termination of this Agreement, Executive will return the Information furnished by the Company or the UST Group and any documents that contain, reflect, or are based upon, in whole or in part, the Information.

     7.3 Equitable Relief. Executive acknowledges and agrees that it would be difficult to measure damage to the Company or the UST Group from any breach by Executive of Section 7.1 or 7.2 and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Executive agrees that if Executive shall breach Section 7.1 or 7.2, the Company shall be entitled, in addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders or equitable relief to restrain any such breach, without showing or proving any actual damage sustained by the Company or the UST Group. Executive further agrees to waive any requirement for the securing or posting of any bond in connection with such remedies.

     7.4 Executive's Acknowledgment. Executive hereby expressly acknowledges and agrees that (i) the restrictions and obligations set forth in and imposed by this Section 7 will not prevent Executive from obtaining gainful employment in Executive's field of expertise or cause Executive undue hardship, and (ii) in view and consideration of the substantial benefits Executive will receive from the Company pursuant to this Agreement and the Company Agreement, the restrictions and obligations imposed on Executive under this Section 7 are reasonable and necessary to protect the legitimate business interests of the Company and its members and the UST Group.

Section  8.  Indemnification.

     (a) During the Term and for a period of six years thereafter, the Company shall cause Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to Executive pursuant to this
Section 8 shall be of a scope and on terms and conditions at least as favorable as the coverage (if any) provided to any other officer or director of the Company.

     (b) To the maximum extent permitted under applicable law, during the Term and for a period of six years thereafter, the Company shall indemnify Executive against and hold Executive harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or affiliate thereof.

Section 9.  Representations and Warranties.

     9.1 By Executive. Except for the conditions and limitations set forth in the waiver of the employment agreement from Executive's prior employer, IP Forest Resources Company, a copy of which is attached hereto as Exhibit B and the terms and conditions of which the parties hereto agree Executive may comply with without breaching the terms of this Agreement, Executive represents and warrants to the Company that (i) Executive is under no contractual or other restriction or obligation which would prevent the performance of Executive's duties hereunder or interfere with the rights of the Company hereunder and (ii) this Agreement has been duly executed and delivered by Executive, is the legal, valid and binding obligation of Executive, and is enforceable against Executive in accordance with its terms, except that no representation or warranty is made with respect to the provisions of Section 7.

     9.2 By the Company. The Company represents and warrants to Executive that (i) it has all requisite limited liability company power and authority to execute, deliver and perform this Agreement, (ii) all necessary proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

Section 10.  Life Insurance.

     If requested by the Company, Executive shall submit to such physical examinations by a physician and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company to obtain life insurance on the life of Executive for the benefit of the Company, but in no event shall Executive's failure to qualify for such coverage, as a result of the outcome of the medical examination or otherwise, be grounds for a termination of Executive's employment.

Section 11.  Notices.

     Any notice given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the date (i) the notice is personally delivered to the party to be notified, (ii) that is three days after the notice is mailed, postage prepaid, certified with return receipt requested, addressed as follows, or at such other address as a party may from time to time designate by notice to the other party, (iii) the notice is delivered at the party's address via courier service, or (iv) the notice is received by fax or telecopier:

     To the Company:  U.S. Timberlands Services Company, L.L.C.

                      625 Madison Avenue - Suite 10-B
                      New York, New York 10022
                      Attn:     John M. Rudey
                      Facsimile No: (212) 758-4009

     To Executive:    Edward J. Kobacker
                      5731 Still Forest Drive
                      Dallas, Texas 75252

Section 12.  General Provisions.

     12.1 Remedies on Default. In the event either party breaches this Agreement, the other party shall be entitled to pursue all remedies available at law or in equity. Except as otherwise provided herein, in the event this Agreement is breached by either party, the non-breaching party shall not terminate this Agreement without notice and a reasonable opportunity to cure such breach.

     12.2 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, by merger or otherwise. The parties understand and hereby acknowledge that, upon the consummation of the IPO and related transactions, the obligations of the Company under this Agreement shall be assumed by New Services. It is further agreed that the Interest in the Company provided for in Section 4.3 shall refer to an Interest in New Services as successor to the Company, unless the Company remains the general partner of UST upon the effectiveness of UST. The Company will require any successor, other than New Services, which is already a party to this Agreement, by agreement in form and substance reasonably acceptable to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and following such assumption all references to the Company herein shall be deemed to mean such successor, including New Services. Except as provided in the preceding sentence, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit, or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors, and permitted assigns.

     12.3 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. No attempted or purported waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the party to be bound.

     12.4 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties.

     12.5 Severability. The agreements and covenants contained in this Agreement are severable, and in the event any of the agreements and covenants contained in this Agreement should be held to be invalid by any court or tribunal of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements and covenants were not contained herein; provided, however, that if in any legal proceeding a court shall hold unenforceable the covenants contained in Section 7 by reason of their extent or duration or otherwise, any such covenant shall be reduced in scope to the extent required by law and enforced in its reduced form.

     12.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the employment of Executive by the Company and supersedes all prior and contemporaneous agreements (oral or written) between them with respect to such subject matter.

     12.7 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute or breach in connection with any of the provisions of this Agreement, if Executive is the successful or prevailing party, Executive shall be entitled to recover from the Company reasonable attorneys' fees and other costs incurred by Executive in connection with that action or proceeding, and in any petition for appeal or review therefrom, in addition to any other relief to which Executive may be entitled. The Company shall reimburse Executive for the reasonable attorney's fees and expenses Executive has incurred in the negotiation of this Agreement.

     12.8 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     12.10 Survival. In the event of termination of this Agreement by either party, this Agreement shall become void and there shall be no liability on the part of Executive or the Company except to the extent such termination results from the breach by a party hereto of its obligations hereunder (in which case
Section 12.1 shall apply); provided that Sections 6.1, 6.2, 6.3, 6.4, 7, 8, 11,
12.7 and 12.11 shall survive the termination of this Agreement.

     12.11 UST Guaranty. UST hereby irrevocably and unconditionally guarantees to Executive the payment of all amounts and the performance of all other obligations due from the Company in accordance with the terms of this Agreement as and when due without requirement of presentment, demand of payment, protest or notice of dishonor or nonpayment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     The Company:        U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.,
                         a Delaware limited liability company


                         By:
                             -----------------------------------------
                             Name:
                             Title:

     UST:                U.S. TIMBERLANDS COMPANY, L.P.
                         a Delaware limited partnership

                         By:  New Services, L.L.C., as general partner


                         By:
                              ----------------------------------------
                              Name:
                              Title:

     New Services:       NEW SERVICES, L.L.C.
                         a Delaware limited liability company


                         By:
                              ----------------------------------------
                              Name:
                              Title:

     Executive:
                              ----------------------------------------
                              Edward J. Kobacker

                                                                    EXHIBIT 10.5



                         FORM OF EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the ____ day of November, 1997, by and among U.S. Timberlands Services Company, L.L.C., a Delaware limited liability company (the "Company"), U.S. Timberlands Company, L.P., a Delaware limited partnership ("UST"), New Services (as defined below), a Delaware limited liability company, and John M. Rudey ("Executive").

Recitals:
--------

     A. The Company desires to employ Executive as its Chairman, and Executive desires to accept such employment, on the terms and conditions set forth in this Agreement.

     B. A new limited partnership, UST, has been formed and a new limited liability company to be re-named "U.S. Timberlands Service Company, L.L.C." ("New Services"), has been formed to serve as the general partner of UST and as the managing member of certain affiliated limited liability companies (together with any subsidiary entities, the "UST Group") and upon the initial public offering of the units representing limited partner interests in UST (the "IPO"), New Services will assume the obligations of the Company hereunder as more fully described in Section 12.2.

     C. To induce Executive to accept such employment, UST desires to guarantee the performance by the Company of its obligations hereunder.

Agreements:
----------

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties agree as follows:

Section  1.  Employment.

     The Company hereby employs Executive, and Executive hereby accepts employment with the Company, on the terms and conditions set forth in this Agreement.

Section  2.  Term.

     Subject to the provisions of Section 6, Executive's employment by the Company under this Agreement shall be for a term (the "Term") commencing on the date hereof and expiring on December 31, 2002.

Section  3.  Executive's Duties.

     3.1 Duties. Executive shall hold the position of the Company's Chairman. Subject to the control of the board of directors or other governing body of the Company (the "Board"), and any limitations set forth in the operating agreement of the Company (the "Company Agreement") and in the agreements of limited partnership of the partnerships and the operating agreements of the limited liability companies within the UST Group, Executive shall, in general, oversee the Chief Executive Officer of the Company in the supervision and control of all the day-to-day business and affairs of the Company and the UST Group.

     3.2 Performance of Duties. Executive shall perform Executive's duties and responsibilities during the Company's normal business hours and at all other times reasonably necessary to comply with the terms and conditions of this Agreement. Executive shall devote the time and attention required to the performance of Executive's duties and responsibilities for and on behalf of the Company on the terms set forth in this Section 3.2. In addition, Executive may from time to time serve as a consultant to and/or as a member of the board of directors of other entities, provided that the Board in good faith determines that such activities do not unreasonably interfere with the business of the Company and the UST Group and the performance of Executive's duties hereunder. The parties acknowledge that Executive currently serves as a board member or advisory member of various civic and charitable organizations and may continue to participate in these activities, subject to the limitations set forth in the first two sentences of this Section 3.2; provided, however, that such continued participation shall in no event be deemed a violation the limitations of the first two sentences of this Section 3.2 unless and until Executive shall have been notified in writing thereof and afforded a reasonable opportunity to cure the violation.

     3.3 Principal Place of Employment. Executive's principal place of employment shall be at the location of the Company's executive offices in New York City or at any other location which the Company establishes as its executive offices. The Company shall provide Executive, at his principal place of employment, with a private office, secretarial services and such other facilities and support services as are appropriate to the position of Chairman and necessary or appropriate in the performance of Executive's assigned duties.

Section  4.  Compensation and Other Benefits.

     Executive shall be entitled to receive from the Company the following compensation and benefits for the services to be rendered by Executive hereunder:

     4.1 Salary and Bonuses. During the Term, the Company shall pay Executive an annual base salary of $300,000, payable in equal installments during the year in accordance with the Company's customary practices for senior executives ("Base Salary"). The amount of Executive's Base Salary may be increased from time to time by the Board, and, once increased, such higher amount shall become the Base Salary for all purposes of this Agreement and may not thereafter be reduced. The Company shall also pay to Executive, to the extent earned, an annual cash bonus, not to exceed 100% of Base Salary, which shall be based on the performance of Executive and the UST Group's business as determined annually by the Compensation Committee of the Board in its discretion. The Company shall have the right to deduct and withhold from Executive's compensation all taxes and charges that are currently or that hereafter may be required by law to be so deducted and withheld.

     The Company shall establish a program whereby Executive may, at his option, defer receipt of any or all of the Base Salary and bonuses otherwise payable to him under this Agreement. Any amounts so deferred shall be placed in a "rabbi" trust, with a bank or other financial institution reasonably satisfactory to Executive, as trustee, providing the maximum security to Executive without causing the constructive receipt of income for federal income tax purposes and distributed, together with interest or other earnings thereon, according to a payment schedule to be designated by Executive.

     4.2 Long Term Incentive Plan. Executive shall be entitled to participate in the Long Term Incentive Plan ("LTIP") adopted by the Company on the terms and conditions set forth therein. Concurrently with the IPO, Executive will be granted Unit Options (as defined in the LTIP) pursuant to the LTIP in an amount equal to 12.5% of the number of Unit Options initially available to be granted under the LTIP and substantially in the form of the grant agreement attached hereto as Attachment A.

     4.3 Participation in Benefit Plans. During the Term, Executive shall be eligible to participate in all employee benefit plans and arrangements now in effect or which may hereafter be established that are generally applicable to other senior executives of the Company, including, without limitation, all life, group insurance, and medical and dental care plans and all disability, retirement, 401(k) and other employee benefit plans of the Company, as long as any such plan or arrangement remains generally applicable to other senior executives of the Company. Executive shall also be entitled to the same vacation benefits as are generally available to senior executives of the Company, provided in any case that Executive shall have a minimum of four weeks' vacation per year.

     4.4 Reimbursement of Expenses. The Company shall reimburse Executive for reasonable expenses incurred by Executive in the performance of Executive's duties hereunder in accordance with the policy of the Company for reimbursement of expenses as adopted by the Board from time to time and generally applicable to all senior executives of the Company. Executive shall furnish the Company with the supporting documentation required under the Company's policy in connection with the reimbursement of such expenses.

Section  5. Membership on the Board.

     Executive shall be entitled to membership on the Board in accordance with the terms of the Company Agreement as in effect on the date the Company Agreement is first executed.

Section  6.  Termination.

     6.1 Termination by the Company Without Cause. The Company may terminate Executive's employment other than for Cause or Executive becoming Disabled (as such terms are defined below) at any time during the Term if the Board determines, in its sole discretion, that the continued employment of Executive is not in the continued interests of the Company. In the event the Company terminates Executive's employment pursuant to this Section 6.1, then Executive shall be paid on termination (i) any unpaid Base Salary earned hereunder prior to the termination date, (ii) all unused vacation time accrued by Executive as of the termination date in accordance with the Company's vacation policy for senior executives, (iii) all unpaid amounts of compensation in which Executive is vested as of the termination date under any and all incentive compensation plans or programs of the Company, (iv) any expenses in respect of which Executive has requested, and is entitled to, reimbursement in accordance with
Section 4.4, (v) a prorated bonus for the year of such termination calculated based on the bonus being equal to 100% of Base Salary, and (vi) an amount equal to the amount of Base Salary that Executive would receive if Executive's employment had continued without change through the remainder of the Term or for 12 months, whichever is less, (items (i) through (iv) above being the "Earned Amounts").

     6.2 Termination by the Company for Cause. The Company may terminate this Agreement at any time, in the discretion of the Board, in the event of (i) any conviction of Executive for a felony, (ii) any material breach by Executive of a material written agreement between Executive and the Company or the UST Group, including this Agreement, (iii) any breach caused by Executive of the Company Agreement, the limited partnership agreement of any member of the UST Group, or the charter or bylaws of any corporation within the UST Group, provided that Executive had prior written notice of such agreement or other document and any amendment thereto (including a copy of the full text thereof) and provided further that such breach has a material adverse effect on the Company, (iv) any willful conduct by Executive materially injurious to the Company or the UST Group or their respective businesses, (v) any willful failure by Executive to comply with any material policies, procedures, or directives of the Board, provided that, Executive shall first be given notice from the Board of such failure and such failure shall not have been cured within three days after such notice or, if such failure is not capable of being cured within three days, Executive shall not have commenced and be diligently pursuing in good faith efforts to cure such default, or (vi) any fraud, misappropriation of funds, embezzlement, or other similar acts of misconduct by Executive with respect to the Company or the UST Group. In the event the Company terminates Executive's employment pursuant to this Section 6.2 for Cause, then Executive shall be paid on termination the Earned Amounts. For purposes of this Agreement, no act or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, in bad faith or without the reasonable belief that the act or failure to act was in the best interests of the Company or the UST Group.
Any act or failure to act on the basis of authority given by resolution duly adopted by the Board or on the basis of advice given by legal counsel for the Company shall be conclusively presumed to have been done, or omitted to be done, in good faith and in the best interests of the Company or the UST Group. No termination of Executive's employment shall be for Cause unless such termination shall have been authorized in advance by a resolution adopted by the Board and delivered to Executive, following a meeting of the Board at which Executive (together with his counsel) shall have been afforded a reasonable opportunity to refute the purported grounds for termination for Cause.

     6.3 Termination Upon Death or Disability of Executive. This Agreement shall terminate upon the death of Executive, or upon Executive becoming Disabled (as defined below). In the event of a termination of this Agreement pursuant to this
Section 6.3, Executive (or Executive's estate, if applicable) shall be paid on termination the Earned Amounts. For purposes of this Agreement, "Disabled" shall mean that Executive shall have qualified for and be receiving benefits under the Company's long-term disability insurance plan or, if there is no such plan, that Executive shall have qualified for and be receiving disability benefits under the federal Social Security Act.

     6.4 Voluntary Resignation for Good Reason. Executive may resign Executive's employment with the Company at any time and, if such resignation is for "Good Reason", Executive shall be entitled to the same payments and benefits that Executive would receive under Section 6.1 if Executive's employment were being terminated by the Company other than for Cause or Executive becoming Disabled. "Good Reason" shall mean any one or more of the following: (i) failure of UST to complete its IPO on or before March 31, 1998; (ii) failure of the Company to appoint or re-appoint Executive to the office of Chairman; (iii) failure of the Company's members to elect or re-elect Executive to the Board;
(iv) failure of the Company, by act, omission, amendment to the instruments governing its organization and operation or otherwise, to vest in Executive the position, duties and responsibilities contemplated by this Agreement; (v) failure by the Company to pay when due any portion of the compensation payable to Executive hereunder; (vi) any material breach by the Company of any material provision of this Agreement; or (vii) on or following a Change of Control (as such term is defined in the Company's LTIP, as the same may be amended from time to time) either Executive is assigned any duties or responsibilities materially inconsistent with, or diminished from, Executive's duties and responsibilities with the Company and the UST Group immediately prior to the Change of Control, or, Executive's status, duties, responsibilities, titles or offices with the Company and the UST Group are materially diminished from those in effect immediately prior to the Change of Control, as determined in the good faith opinion of Executive; provided, however, Good Reason shall exist with respect to a matter described in (ii) through (vii) above that is capable of being corrected by the Company only if such matter is not corrected by the Company within a reasonable period following its receipt of written notice of such matter from Executive, and in no event shall a termination by Executive occurring more than 60 days following any such written notice or the event described in (i) above be for Good Reason.

Section  7.  Covenant Not to Compete; Confidentiality.

     7.1 Noncompetition. Unless granted written permission by the Board and subject to any further restrictions contained in the agreements of limited partnership within the UST Group, while employed by the Company or a member of the Board and for a period of 12 months after the termination of such employment or membership on the Board, Executive covenants that Executive shall not (i) own (as a proprietor, partner, or stockholder of greater than one percent of outstanding equity securities, interests or otherwise) an interest in, or (ii) participate (as an officer, director, or in any other capacity) in the management, operation, or control of, or (iii) perform services as or act in the capacity of any employee, independent contractor, consultant, or agent of any enterprise which engages in one or more of the following activities in a state in which the Company or the UST Group is then conducting business and in which the Company or the UST Group commenced conducting business prior to the commencement of such activities therein by Executive:

          (a) acquisition, exchange, operation or sale of timber-producing real property or rights to harvest timber, a principal purpose of which is producing logs or other forest products;

          (b) harvesting of timber other than harvesting which is incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (c) sale, exchange or purchase of logs other than sales, exchanges or purchases which are incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (d) acquisition or sale of any facilities used to convert logs into lumber, plywood or other wood products;

          (e) conversion of logs into lumber, plywood or other wood products;

          (f) marketing and sale of lumber, plywood or other wood products;

          (g) import or export of logs, lumber, plywood or other wood products to or from the United States;

          (h) manufacture, marketing or sale of manufactured, engineered, or substitute wood products to the extent such products compete with products produced by the Company or any member of the UST Group; or

          (i) any and all other activities relating to the United States forest products industry to the extent such activities compete with activities of the Company or any member of the UST Group.

The noncompetition restrictions set forth in this Section 7.1 shall not apply in the event of a termination of this Agreement pursuant to Section 6.1 or 6.4, nor, in the event of Executive's termination due to Executive becoming Disabled in accordance with Section 6.3, shall they apply following Executive ceasing to be Disabled unless the Company offers to re-employ Executive on terms and conditions at least as favorable as those set forth in this Agreement.

     7.2 Confidentiality. Executive acknowledges that in the course of Executive's employment by the Company, including as a member of the Board following employment, if applicable, Executive will be furnished and have access to certain information concerning the business, financial condition, operations, assets and liabilities of the Company and the UST Group that is confidential or proprietary in nature. All such information (irrespective of the form of communication) is hereinafter collectively referred to as the "Information." Until the later to occur of (i) the date of termination of Executive's employment hereunder or (ii) the date of Executive's resignation or removal from the Board, and for a period of 18 months thereafter, Executive agrees to keep the Information confidential and agrees that Executive will use the Information solely for the purpose of performing Executive's duties hereunder or as a member of the Board or as otherwise authorized by the Company. This Agreement shall be inoperative as to such portions of the Information which (a) are or become generally available to the public other than as a result of a disclosure by Executive in violation of this Agreement, (b) become available to Executive on a non-confidential basis from a source other than the Company or the UST Group that is not bound by an obligation of confidentiality to such entity or entities, or (c) are required to be disclosed by an order or decree of a court or other tribunal of competent jurisdiction, provided the Company is given prompt notice of, and the opportunity to contest disclosure under, such order or decree. Upon termination of this Agreement, Executive will return the Information furnished by the Company or the UST Group and any documents that contain, reflect, or are based upon, in whole or in part, the Information.

     7.3 Equitable Relief. Executive acknowledges and agrees that it would be difficult to measure damage to the Company or the UST Group from any breach by Executive of Section 7.1 or 7.2 and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Executive agrees that if Executive shall breach Section 7.1 or 7.2, the Company shall be entitled, in addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders or equitable relief to restrain any such breach, without showing or proving any actual damage sustained by the Company or the UST Group. Executive further agrees to waive any requirement for the securing or posting of any bond in connection with such remedies.

     7.4 Executive's Acknowledgment. Executive hereby expressly acknowledges and agrees that (i) the restrictions and obligations set forth in and imposed by this Section 7 will not prevent Executive from obtaining gainful employment in Executive's field of expertise or cause Executive undue hardship, and (ii) in view and consideration of the substantial benefits Executive will receive from the Company pursuant to this Agreement and the Company Agreement, the restrictions and obligations imposed on Executive under this Section 7 are reasonable and necessary to protect the legitimate business interests of the Company and its members and the UST Group.

Section  8.    Indemnification.

     (a) During the Term and for a period of six years thereafter, the Company shall cause Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at the request of the Company. The coverage provided to Executive pursuant to this Section 8 shall be or a scope and on terms and conditions at least as favorable as the coverage (if any) provided to any other officer or director of the Company.

     (b) To the maximum extent permitted under applicable law, during the Term and for a period of six years thereafter, the Company shall indemnify Executive against and hold Executive harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company.

Section  9.    Representations and Warranties.

     9.1 By Executive. Executive represents and warrants to the Company that (i) Executive is under no contractual or other restriction or obligation which would prevent the performance of Executive's duties hereunder or interfere with the rights of the Company hereunder and (ii) this Agreement has been duly executed and delivered by Executive, is the legal, valid and binding obligation of Executive, and is enforceable against Executive in accordance with its terms, except that no representation or warranty is made with respect to the provisions of Section 7.

     9.2 By the Company. The Company represents and warrants to Executive that
(i) it has all requisite limited liability company power and authority to execute, deliver and perform this Agreement, (ii) all necessary proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

Section  10.   Life Insurance.

     If requested by the Company, Executive shall submit to such physical examinations by a physician and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company to obtain life insurance on the life of Executive for the benefit of the Company, but in no event shall Executive's failure to qualify for such coverage, as a result of the outcome of the medical examination or otherwise, be grounds for a termination of Executive's employment.

Section  11.   Notices.

     Any notice given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the date (i) the notice is personally delivered to the party to be notified, (ii) that is three days after the notice is mailed, postage prepaid, certified with return receipt requested, addressed as follows, or at such other address as a party may from time to time designate by notice to the other party, (iii) the notice is delivered at the party's address via courier service, or (iv) the notice is received by fax or telecopier:

   To the Company:  U.S. Timberlands Services Company, L.L.C.
                    625 Madison Avenue - Suite 10-B
                    New York, New York 10022
                    Attn:     Chairman, Compensation Committee of the Board
                    Facsimile No: (212) 758-4009

     To Executive:  John M. Rudey
                    1030 Fifth Avenue
                    New York, NY 10028

Section  12.   General Provisions.

     12.1 Remedies on Default. In the event either party breaches this Agreement, the other party shall be entitled to pursue all remedies available at law or in equity. Except as otherwise provided herein, in the event this Agreement is breached by either party, the non-breaching party shall not terminate this Agreement without notice and a reasonable opportunity to cure such breach.

     12.2 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, by merger or otherwise. The parties understand and hereby acknowledge that upon the consummation of the IPO and related transactions, the obligations of the Company under this Agreement shall be assumed by New Services. The Company will require any successor, other than New Services, which is already a party to this Agreement, by agreement in form and substance reasonably acceptable to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and following such assumption all references to the Company herein shall be deemed to mean such successor including New Services. Except as provided in the preceding sentence, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit, or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors, and permitted assigns.

     12.3 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. No attempted or purported waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the party to be bound.

     12.4 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties.

     12.5 Severability. The agreements and covenants contained in this Agreement are severable, and in the event any of the agreements and covenants contained in this Agreement should be held to be invalid by any court or tribunal of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements and covenants were not contained herein; provided, however, that if in any legal proceeding a court shall hold unenforceable the covenants contained in Section 7 by reason of their extent or duration or otherwise, any such covenant shall be reduced in scope to the extent required by law and enforced in its reduced form.

     12.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the employment of Executive by the Company and supersedes all prior and contemporaneous agreements (oral or written) between them with respect to such subject matter.

     12.7 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute or breach in connection with any of the provisions of this Agreement, if Executive is the successful or prevailing party, Executive shall be entitled to recover from the Company reasonable attorneys' fees and other costs incurred by Executive in connection with that action or proceeding, and in any petition for appeal or review therefrom, in addition to any other relief to which Executive may be entitled.

     12.8 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

    12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    12.10 Survival. In the event of termination of this Agreement by either party, this Agreement shall become void and there shall be no liability on the part of Executive or the Company except to the extent such termination results from the breach by a party hereto of its obligations hereunder (in which case
Section 12.1 shall apply); provided that Sections 6.1, 6.2, 6.3, 6.4, 7, 8, 11,
12.7 and 12.11 shall survive the termination of this Agreement.

     12.11 UST Guaranty. UST hereby irrevocably and unconditionally guarantees to Executive the payment of all amounts and the performance of all other obligations due from the Company in accordance with the terms of this Agreement as and when due without requirement of presentment, demand of payment, protest or notice of dishonor or nonpayment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


     The Company:        U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.,
                         a Delaware limited liability company


                         By:
                            -----------------------------------------
                              Name:
                              Title:


     UST:                U.S. TIMBERLANDS COMPANY, L.P.
                         a Delaware limited partnership


                         By:  New Services, L.L.C., as general partner


                         By:
                            -----------------------------------------
                              Name:
                              Title:


     New Services:       NEW SERVICES, L.L.C.
                         a Delaware limited liability company


                         By:
                            -----------------------------------------
                              Name:
                              Title:


     Executive:
                            ------------------------------------------
                              John M. Rudey

                                                                    EXHIBIT 10.5



                         FORM OF EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of
the     day of November, 1997, by and among U.S. Timberlands Services Company,
    --
L.L.C., a Delaware limited liability company (the "Company"), U.S. Timberlands Company, L.P., a Delaware limited partnership ("UST"), New Services (as defined below), a Delaware limited liability company, and Michael J. Morgan ("Executive").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Company desires to employ Executive as its Vice President and Chief Financial Officer, and Executive desires to accept such employment on the terms and conditions set forth in this Agreement;

     WHEREAS, a new limited partnership, UST, has been formed and a new limited liability company, to be re-named "U.S. Timberlands Service Company, L.L.C." ("New Services"), has been formed to serve as the general partner of UST and as the managing member of certain affiliated limited liability companies (together with any subsidiary entities, the "UST Group") and upon the initial public offering of the units representing limited partner interests in UST (the "IPO"), New Services will assume the obligations of the Company hereunder as more fully described in Section 12.2; and

     WHEREAS, to induce Executive to accept such employment, UST desires to guarantee the performance by the Company of its obligations hereunder,

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth, the parties agree as follows:

Section  1.  Employment.

     The Company hereby employs Executive, and Executive hereby accepts employment with the Company, on the terms and conditions set forth in this Agreement.

Section  2.  Term.

     Subject to the provisions of Section 6, Executive's employment by the Company under this Agreement shall be for a term (the "Term") commencing on the date hereof and expiring on December 31, 2002.

Section  3.  Executive's Duties.

     3.1 Duties. Executive shall hold the position of the Company's Vice President and Chief Financial Officer. Subject to the control of the board of directors or other governing body of the Company (the "Board"), the President, and any limitations set forth in the operating agreement of the Company (the "Company Agreement") and in the agreements of limited partnership of the partnerships and the operating agreements of the limited liability companies within the UST Group, Executive shall, in general, supervise and control all the day-to-day financial and accounting affairs of the Company and the UST Group.

     3.2 Performance of Duties. Executive shall perform Executive's duties and responsibilities as Vice President and Chief Financial Officer during the Company's normal business hours and at all other times reasonably necessary to comply with the terms and conditions of this Agreement. Executive shall devote the time and attention required to the performance of Executive's duties and responsibilities as Vice President and Chief Financial Officer for and on behalf of the Company on the terms set forth in this Section 3.2. In addition, Executive may from time to time serve as a consultant to and/or as a member of the board of directors of other entities, provided that the Board in good faith determines that such activities do not unreasonably interfere with the business of the Company and the UST Group and the performance of Executive's duties hereunder. The parties acknowledge that Executive currently serves as a board member or advisory member of various civic and charitable organizations and may continue to participate in these activities, subject to the limitations set forth in the first two sentences of this Section 3.2; provided, however, that such continued participation shall in no event be deemed a violation the limitations of the first two sentences of this Section 3.2 unless and until Executive shall have been notified in writing thereof and afforded a reasonable opportunity to cure the violation.

     3.3 Principal Place of Employment. Executive's principal place of employment shall be (i) prior to July 1, 1998, at Roseburg, Oregon and (ii) after June 30, 1998, at Klamath Falls, Oregon or at any other location which the Company establishes as its operating offices. The Company shall provide Executive, at his principal place of employment, with a private office, secretarial services and such other facilities and support services as are appropriate to the position of Vice President and Chief Financial Officer and necessary or appropriate in the performance of Executive's duties as the Vice President and Chief Financial Officer.

Section  4.  Compensation and Other Benefits.

     Executive shall be entitled to receive from the Company the following compensation and benefits for the services to be rendered by Executive hereunder:

     4.1 Salary and Bonuses. During the Term, the Company shall pay Executive an annual base salary of $126,000, payable in equal installments during the year in accordance with the Company's customary practices for senior executives ("Base Salary"). The amount of Executive's Base Salary may be increased from time to time by the Board, and, once increased, such higher amount shall become the Base Salary for all purposes of this Agreement and may not thereafter be reduced. The Company shall also pay to Executive, to the extent earned, an annual cash bonus, not to exceed 100% of Base Salary, which shall be based on the performance of Executive and the UST Group's business as determined annually by the Compensation Committee of the Board in its discretion. The Company shall have the right to deduct and withhold from Executive's compensation all taxes and charges that are currently or that hereafter may be required by law to be so deducted and withheld.

     The Company shall establish a program whereby Executive may, at his option, defer receipt of any or all of the Base Salary and bonuses otherwise payable to him under this Agreement. Any amounts so deferred shall be placed in a "rabbi" trust, with a bank or other financial institution reasonably satisfactory to Executive, as trustee, providing the maximum security to Executive without causing the constructive receipt of income for federal income tax purposes and distributed, together with interest or other earnings thereon, according to a payment schedule to be designated by Executive.

     4.2 Long Term Incentive Plan. Executive shall be entitled to participate in the Long Term Incentive Plan ("LTIP") and Management Incentive Plan adopted by the Company on the terms and conditions set forth therein. Concurrently with the IPO, Executive will be granted Unit Options (as defined in the LTIP) pursuant to the LTIP in an amount equal to 7.5% of the number of Unit Options initially available to be granted under the LTIP and substantially in the form of the grant agreement attached hereto as Attachment A.

     4.3 Participation in Benefit Plans. During the Term, Executive shall be eligible to participate in all employee benefit plans and arrangements now in effect or which may hereafter be established that are generally applicable to other senior executives of the Company, including, without limitation, all life, group insurance, and medical and dental care plans and all disability, retirement, 401(k) and other employee benefit plans of the Company, as long as any such plan or arrangement remains generally applicable to other senior executives of the Company. Executive shall also be entitled to the same vacation benefits as are generally available to senior executives of the Company, provided in any case that Executive shall have a minimum of four weeks' vacation per year.

     4.4 Reimbursement of Expenses. The Company shall reimburse Executive for reasonable expenses incurred by Executive in the performance of Executive's duties hereunder in accordance with the policy of the Company for reimbursement of expenses as adopted by the Board from time to time and generally applicable to all senior executives of the Company. Executive shall furnish the Company with the supporting documentation required under the Company's policy in connection with the reimbursement of such expenses.

Section  5.  Relocation Expenses.

     5.1 Relocation Expenses. The Company shall directly pay all reasonable and ordinary costs incurred by Executive in moving his principal residence from Roseburg, Oregon to the Klamath Falls, Oregon area, including brokerage commissions, legal fees and other similar expenses incurred in selling his residence, and shall also pay or reimburse Executive for all reasonable incidental moving and relocation expenses incurred by Executive with respect to his relocation, but not to exceed $10,000, upon Executive's furnishing the Company appropriate documentation of such incidental expenses.

     5.2 Existing Home Costs. Commencing on the date Executive is required to make his first monthly mortgage payment on his principal residence in Klamath Falls, Oregon and continuing for so long as Executive continues to use his reasonable best efforts to sell his house in Roseburg, Oregon and remains an employee of the Company, each month the Company shall reimburse Executive for the monthly mortgage payment (principal, interest, taxes and insurance) paid by Executive on his Roseburg, Oregon house (less the amount of any rent or lease payments received by Executive for such month with respect to the house) and any other ordinary and reasonable (noncapital) expenses incurred by Executive in the maintenance of such house. Such reimbursement payment shall be made by the Company as soon as reasonably practicable following its receipt of appropriate documentation from Executive of such amounts, which shall include any lease or rent payments received by Executive.

Section  6.  Termination.

     6.1 Termination by the Company Without Cause. The Company may terminate Executive's employment as Vice President and Chief Financial Officer other than for Cause or Executive becoming Disabled (as such terms are defined below) at any time during the Term if the Board determines, in its sole discretion, that the continued employment of Executive is not in the continued interests of the Company. In the event the Company terminates Executive's employment pursuant to this Section 6.1, then Executive shall be paid on termination, (i) any unpaid Base Salary earned hereunder prior to the termination date, (ii) all unused vacation time accrued by Executive as of the termination date in accordance with the Company's vacation policy for senior executives, (iii) all unpaid amounts of compensation in which Executive is vested as of the termination date under any and all incentive compensation plans or programs of the Company, (iv) any expenses in respect of which Executive has requested, and is entitled to, reimbursement in accordance with Section 4.4, (v) a prorated bonus for the year of such termination calculated based on the bonus being equal to 100% of Base Salary, and (vi) an amount equal to the amount of Base Salary that Executive would receive if Executive's employment had continued without change through the remainder of the Term or for 14 months, whichever is less, (items (i) through (iv) above being the "Earned Amounts").

     6.2 Termination by the Company for Cause. The Company may terminate this Agreement at any time, in the discretion of the Board, in the event of (i) any conviction of Executive for a felony, (ii) any material breach by Executive of a material written agreement between Executive and the Company or the UST Group, including this Agreement, (iii) any breach caused by Executive of the Company Agreement, the limited partnership agreement of any member of the UST Group, or the charter or bylaws of any corporation within the UST Group, provided that Executive had prior written notice of such agreement or other document and any amendment thereto (including a copy of the full text thereof) and provided further that such breach has a material adverse effect on the Company, (iv) any willful conduct by Executive materially injurious to the Company or the UST Group or their respective businesses, (v) any willful failure by Executive to comply with any material policies, procedures, or directives of the Board, provided that, Executive shall first be given notice from the Board of such failure and such failure shall not have been cured within three days after such notice or, if such failure is not capable of being cured within three days, Executive shall not have commenced and be diligently pursuing in good faith efforts to cure such default, or (vi) any fraud, misappropriation of funds, embezzlement, or other similar acts of misconduct by Executive with respect to the Company or the UST Group. In the event the Company terminates Executive's employment pursuant to this Section 6.2 for Cause, then Executive shall be paid on termination the Earned Amounts. For purposes of this Agreement, no act or failure to act on Executive's part shall be deemed "willful" unless done, or omitted to be done, in bad faith or without the reasonable belief that the act or failure to act was in the best interests of the Company or the UST Group. Any act or failure to act on the basis of authority given by resolution duly adopted by the Board or on the basis of advice given by legal counsel for the Company shall be conclusively presumed to have been done, or omitted to be done, in good faith and in the best interests of the Company or the UST Group. No termination of Executive's employment shall be for Cause unless such termination shall have been authorized in advance by a resolution adopted by the Board and delivered to Executive, following a meeting of the Board at which Executive (together with his counsel) shall have been afforded a reasonable opportunity to refute the purported grounds for termination for Cause.

     6.3 Termination Upon Death or Disability of Executive. This Agreement shall terminate upon the death of Executive, or upon Executive becoming Disabled (as defined below). In the event of a termination of this Agreement pursuant to this
Section 6.3, Executive (or Executive's estate, if applicable) shall be paid on termination the Earned Amounts. For purposes of this Agreement, "Disabled" shall mean that Executive shall have qualified for and be receiving benefits under the Company's long-term disability insurance plan or, if there is no such plan, that Executive shall have qualified for and be receiving disability benefits under the federal Social Security Act.

     6.4 Voluntary Resignation for Good Reason. Executive may resign Executive's employment as Vice President and Chief Financial Officer of the Company at any time and, if such resignation is (x) prior to July 1, 1998, and for any reason other than Executive becoming Disabled or (y) after June 30, 1998, and for "Good Reason", Executive shall be entitled to the same payments and benefits that Executive would receive under Section 6.1 if Executive's employment were being terminated by the Company other than for Cause or Executive becoming Disabled. "Good Reason" shall mean any one or more of the following: (i) failure of UST to complete its IPO on or before March 31, 1998; (ii) failure of the Company to appoint or re-appoint Executive to the office of Vice

President and Chief Financial Officer; (iii) failure of the Company, by act, omission, amendment to the instruments governing its organization and operation or otherwise, to vest in Executive the position, duties and responsibilities contemplated by this Agreement; (iv) failure by the Company to pay when due any portion of the compensation payable to Executive hereunder; (v) any material breach by the Company of any material provision of this Agreement; or (vi) on or following a Change of Control (as such term is defined in the Company's LTIP, as the same may be amended from time to time), either Executive is assigned any duties or responsibilities materially inconsistent with, or diminished from, Executive's duties and responsibilities with the Company and the UST Group immediately prior to the Change of Control, or, Executive's status, duties, responsibilities, titles or offices with the Company and the UST Group are materially diminished from those in effect immediately prior to the Change of Control, as determined in the good faith opinion of Executive; provided, however, Good Reason shall exist with respect to a matter described in (ii) through (vi) above that is capable of being corrected by the Company only if such matter is not corrected by the Company within a reasonable period following its receipt of written notice of such matter from Executive, and in no event shall a termination by Executive occurring more than 60 days following any such written notice or the event described in (i) above be for Good Reason.

Section  7.  Covenant Not to Compete; Confidentiality.

     7.1 Noncompetition. Unless granted written permission by the Board and subject to any further restrictions contained in the agreements of limited partnership within the UST Group, while employed by the Company and for a period of six months after the termination of such employment, Executive covenants that Executive shall not (i) own (as a proprietor, partner, or stockholder of greater than one percent of outstanding equity securities, interests or otherwise) an interest in, or (ii) participate (as an officer, director, or in any other capacity) in the management, operation, or control of, or (iii) perform services as or act in the capacity of any employee, independent contractor, consultant, or agent of any enterprise which engages in one or more of the following activities in a state in which the Company or the UST Group is then conducting business and in which the Company or the UST Group commenced conducting business prior to the commencement of such activities therein by Executive:

          (a) acquisition, exchange, operation or sale of timber-producing real property or rights to harvest timber, a principal purpose of which is producing logs or other forest products;

          (b) harvesting of timber other than harvesting which is incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (c) sale, exchange or purchase of logs other than sales, exchanges or purchases which are incidental to the ownership or operation of real property not owned or operated for a principal purpose of producing logs or other forest products;

          (d) manufacture, marketing or sale of manufactured, engineered, or substitute wood products to the extent such products compete with products produced by the Company or any member of the UST Group; or

          (e) any and all other activities relating to the United States forest products industry to the extent such activities compete with activities of the Company or any member of the UST Group.

The noncompetition restrictions set forth in this Section 7.1 shall not apply in the event of a termination of this Agreement pursuant to Section 6.1 or 6.4 (provided that the non-competition restrictions shall apply in the event of a termination of this Agreement pursuant to Section 6.4 for any reason other than Good Reason) nor, in the event of Executive's termination due to Executive becoming Disabled in accordance with Section 6.3, shall they apply following Executive ceasing to be Disabled unless the Company offers to re-employ Executive on terms and conditions at least as favorable as those set forth in this Agreement.

     7.2 Confidentiality. Executive acknowledges that in the course of Executive's employment by the Company, Executive will be furnished and have access to certain information concerning the business, financial condition, operations, assets and liabilities of the Company and the UST Group that is confidential or proprietary in nature. All such information (irrespective of the form of communication) is hereinafter collectively referred to as the "Information." Until the later to occur of (i) the date of termination of Executive's employment hereunder or (ii) the date of Executive's resignation, and for a period of 18 months thereafter, Executive agrees to keep the Information confidential and agrees that Executive will use the Information solely for the purpose of performing Executive's duties hereunder or as otherwise authorized by the Company. This Agreement shall be inoperative as to such portions of the Information which (a) are or become generally available to the public other than as a result of a disclosure by Executive in violation of this Agreement, (b) become available to Executive on a non-confidential basis from a source other than the Company or the UST Group that is not bound by an obligation of confidentiality to such entity or entities, or (c) are required to be disclosed by an order or decree of a court or other tribunal of competent jurisdiction, provided the Company is given prompt notice of, and the opportunity to contest disclosure under, such order or decree. Upon termination of this Agreement, Executive will return the Information furnished by the Company or the UST Group and any documents that contain, reflect, or are based upon, in whole or in part, the Information.

     7.3 Equitable Relief. Executive acknowledges and agrees that it would be difficult to measure damage to the Company or the UST Group from any breach by Executive of Section 7.1 or 7.2 and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Executive agrees that if Executive shall breach Section 7.1 or 7.2, the Company shall be entitled, in addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders or equitable relief to restrain any such breach, without showing or proving any actual damage sustained by the Company or the UST Group. Executive further agrees to waive any requirement for the securing or posting of any bond in connection with such remedies.

     7.4 Executive's Acknowledgment. Executive hereby expressly acknowledges and agrees that (i) the restrictions and obligations set forth in and imposed by this Section 7 will not prevent Executive from obtaining gainful employment in Executive's field of expertise or cause Executive undue hardship, and (ii) in view and consideration of the substantial benefits Executive will receive from the Company pursuant to this Agreement and the Company Agreement, the restrictions and obligations imposed on Executive under this Section 7 are reasonable and necessary to protect the legitimate business interests of the Company and its members and the UST Group.

Section  8.    Indemnification.

     (a) During the Term and for a period of six years thereafter or, if longer, the period of any applicable statute of limitations, the Company shall cause Executive to be covered by and named as an insured under any policy or contract of insurance obtained by it to insure its officers against personal liability for acts or omissions in connection with service as an officer of the Company or service in other capacities at the request of the Company. The coverage provided to Executive pursuant to this Section 8 shall be of a scope and on terms and conditions at least as favorable as the coverage (if any) provided to any other officer of the Company.

     (b) To the maximum extent permitted under applicable law, during the Term and for a period of six years thereafter or, if longer, the period of any applicable statute of limitations, the Company shall indemnify Executive against and hold Executive harmless from any costs, liabilities, losses and exposures to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any officer of the Company.

Section  9.    Representations and Warranties.

     9.1 By Executive. Executive represents and warrants to the Company that (i) Executive is under no contractual or other restriction or obligation which would prevent the performance of Executive's duties hereunder or interfere with the rights of the Company hereunder and (ii) this Agreement has been duly executed and delivered by Executive, is the legal, valid and binding obligation of Executive, and is enforceable against Executive in accordance with its terms, except that no representation or warranty is made with respect to the provisions of Section 7.

     9.2 By the Company. The Company represents and warrants to Executive that
(i) it has all requisite limited liability company power and authority to execute, deliver and perform this Agreement, (ii) all necessary proceedings of the Company have been duly taken to authorize the execution, delivery and performance of this Agreement, and (iii) this Agreement has been duly authorized, executed and delivered by the Company, is the legal, valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

Section  10.   Life Insurance.

     If requested by the Company, Executive shall submit to such physical examinations by a physician and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company to obtain life insurance on the life of Executive for the benefit of the Company, but in no event shall Executive's failure to qualify for such coverage, as a result of the outcome of the medical examination or otherwise, be grounds for a termination of Executive's employment.

Section  11.   Notices.

     Any notice given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the date (i) the notice is personally delivered to the party to be notified, (ii) that is three days after the notice is mailed, postage prepaid, certified with return receipt requested, addressed as follows, or at such other address as a party may from time to time designate by notice to the other party, (iii) the notice is delivered at the party's address via courier service, or (iv) the notice is received by fax or telecopier:

To the Company:  U.S. Timberlands Services Company, L.L.C.
                 625 Madison Avenue - Suite 10-B
                 New York, New York 10022
                 Attn:     John M. Rudey
                 Facsimile No: (212) 758-4009

To Executive:    Michael J. Morgan
                 215 Roband Lane
                 Roseburg, Oregon 97470

Section  12.   General Provisions.

     12.1 Remedies on Default. In the event either party breaches this Agreement, the other party shall be entitled to pursue all remedies available at law or in equity. Except as otherwise provided herein, in the event this Agreement is breached by either party, the non-breaching party shall not terminate this Agreement without notice and a reasonable opportunity to cure such breach.

     12.2 Assignment; Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, by merger or otherwise. The parties understand and hereby acknowledge that upon the consummation of the IPO and related transactions, the obligations of the Company under this Agreement shall be assumed by New Services. The Company will require any successor, other than New Services, which is already a party to this Agreement, by agreement in form and substance reasonably acceptable to Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place and following such assumption all references to the Company herein shall be deemed to mean such successor, including New Services. Except as provided in the preceding sentence, this Agreement, and the rights and obligations of the parties hereunder, are personal and neither this Agreement, nor any right, benefit, or obligation of either party hereto, shall be subject to voluntary or involuntary assignment, alienation or transfer, whether by operation of law or otherwise, without the prior written consent of the other party. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, administrators, successors, and permitted assigns.

     12.3 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself. No attempted or purported waiver of any provision of this Agreement shall be effective unless set forth in writing and signed by the party to be bound.

     12.4 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties.

     12.5 Severability. The agreements and covenants contained in this Agreement are severable, and in the event any of the agreements and covenants contained in this Agreement should be held to be invalid by any court or tribunal of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements and covenants were not contained herein; provided, however, that if in any legal proceeding a court shall hold unenforceable the covenants contained in Section 7 by reason of their extent or duration or otherwise, any such covenant shall be reduced in scope to the extent required by law and enforced in its reduced form.

     12.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the employment of Executive by the Company and supersedes all prior and contemporaneous agreements (oral or written) between them with respect to such subject matter.

     12.7 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute or breach in connection with any of the provisions of this Agreement, if Executive is the successful or prevailing party, Executive shall be entitled to recover from the Company reasonable attorneys' fees and other costs incurred by Executive in connection with that action or proceeding, and in any petition for appeal or review therefrom, in addition to any other relief to which Executive may be entitled.

     12.8 Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     12.10 Survival. In the event of termination of this Agreement by either party, this Agreement shall become void and there shall be no liability on the part of Executive or the Company except to the extent such termination results from the breach by a party hereto of its obligations hereunder (in which case
Section 12.1 shall apply); provided that Sections 5.3, 6.1, 6.2, 6.3, 6.4, 7, 8, 11, 12.7 and 12.11 shall survive the termination of this Agreement.

     12.11 UST Guaranty. UST hereby irrevocably and unconditionally guarantees to Executive the payment of all amounts and the performance of all other obligations due from the Company in accordance with the terms of this Agreement as and when due without requirement of presentment, demand of payment, protest or notice of dishonor or nonpayment.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     The Company:        U.S. TIMBERLANDS SERVICES COMPANY, L.L.C.,
                         a Delaware limited liability company

                         By:
                             -------------------------------------------
                             Name:
                             Title:

     UST:                U.S. TIMBERLANDS COMPANY, L.P.
                         a Delaware limited partnership

                         By:  New Services, L.L.C., as general partner

                         By:
                             -------------------------------------------
                             Name:
                             Title:

     New Services:       NEW SERVICES, L.L.C.
                         a Delaware limited liability company

                         By:
                             -------------------------------------------
                             Name:
                             Title:

     Executive:
                             -------------------------------------------
                             Michael J. Morgan